UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 14, 2003

DIAGNOSTIC PRODUCTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	1-8722 (Commission File Number)	95-2802182 (I.R.S. Employer Identification No.)

5700 West 96th Street, Los Angeles, California	90045

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (310) 645-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Reference is made to the press release of the Registrant issued on February 14, 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	Press Release issued by the Registrant, dated February 14, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC PRODUCTS CORPORATION

Dated: February 14, 2003	By:	/s/ Michael Ziering

		Name: Title:	Michael Ziering President and Chief Executive Officer and Chairman of the Board

Index to Exhibits

Exhibit Index

99.1	Press Release issued February 14, 2003